                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  NationsRent, Inc., et al.            Case No.            01-11628 (PJW) Jointly Administered
        -------------------------                                -----------------------------------

                                             Reporting periods:  December 17, 2001 - May 31, 2002
                                                                -----------------------------------

                           MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------------
                                                                          DOCUMENT      EXPLANATION
            REQUIRED DOCUMENTS                          FORM NO.          ATTACHED        ATTACHED
----------------------------------------------------------------------------------------------------
Schedule of Cash Disbursements                           MOR-1 (a)            X
----------------------------------------------------------------------------------------------------
   Summary of bank and investment accounts               MOR-1 (b)            X
----------------------------------------------------------------------------------------------------
   Detail disbursements by legal entity                                   Exhibit B
----------------------------------------------------------------------------------------------------
Unaudited Consolidated Statements of Operations          MOR-2                X
----------------------------------------------------------------------------------------------------
   Unaudited consolidating statements of operations                       Exhibit A
----------------------------------------------------------------------------------------------------
Unaudited Consolidated Balance Sheet                     MOR-3                X
----------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Accounts Payable          MOR-4                X
----------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging             MOR-5                X
----------------------------------------------------------------------------------------------------
Debtors Questionnaire                                    MOR-5                X
----------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



------------------------------------       -------------------------------------
Signature of Debtor                        Date



------------------------------------       -------------------------------------
Signature of Joint Debtor                  Date



/s/ Ezra Shashoua                          July 2, 2002
------------------------------------       -------------------------------------
Signature of Authorized Individual         Date



                                           Executive Vice President
Ezra Shashoua                              and Chief Financial Officer
------------------------------------       -------------------------------------
Printed Name of Authorized Individual      Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.            Case No.            01-11628 (PJW) Jointly Administered
        -------------------------                                -----------------------------------

                                             Reporting periods:  December 17, 2001 - May 31, 2002
                                                                 -----------------------------------

                  MOR - 1(a) -- SCHEDULE OF CASH DISBURSEMENTS
                              DOLLARS IN THOUSANDS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        TOTAL
                                                              TOTAL                LESS                PLUS        DISBURSEMENTS FOR
                                              TOTAL        DISBURSEMENTS    TRANSFERS TO DEBTOR   DISBURSEMENTS    CALCULATING U.S.
                                          DISBURSEMENTS  CUMULATIVE FILING     IN POSSESSION     MADE BY OUTSIDE  TRUSTEE QUARTERLY
        LEGAL ENTITY            CASE NO.  CURRENT MONTH       TO DATE            ACCOUNTS            SOURCES           FEES
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.               01-11628     $ 23,689        $101,552             $  --                $  --          $101,552
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc.           01-11629       16,575          63,398                --                   --            63,398
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent Transportation
   Services, Inc.               01-11630           --              --                --                   --                --
-----------------------------------------------------------------------------------------------------------------------------------
NR Delaware, Inc.               01-11631           --              --                --                   --                --
-----------------------------------------------------------------------------------------------------------------------------------
NRGP, Inc.                      01-11632           --              --                --                   --                --
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc.          01-11633        3,851          15,339                --                   --            15,339
-----------------------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp.           01-11634          835           2,839                --                   --             2,839
-----------------------------------------------------------------------------------------------------------------------------------
NR Dealer, Inc.                 01-11635           --              --                --                   --                --
-----------------------------------------------------------------------------------------------------------------------------------
NR Franchise Company            01-11636           --              --                --                   --                --
-----------------------------------------------------------------------------------------------------------------------------------
BDK Equipment Company, Inc.     01-11637          119             439                --                   --               439
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP        01-11638        7,542          28,997                --                   --            28,997
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP      01-11639        1,072           3,841                --                   --             3,841
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                      $ 53,683        $216,405             $  --                $  --          $216,405
-----------------------------------------------------------------------------------------------------------------------------------

Note: A detailed listing of disbursements for the current month, by legal entity, is attached in Exhibit B.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: NationsRent, Inc., et al.       Case No.            01-11628 (PJW) Jointly Administered
       -------------------------                           -----------------------------------

                                       Reporting periods:  December 17, 2001 - May 31, 2002
                                                           ------------------------------------


              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS

                              DOLLARS IN THOUSANDS


---------------------------------------------------------------------------------------------------------------------------
                                                                                                BOOK BALANCE
                                                                                                 AT END OF         DATE
                                                                                 ACCOUNT         REPORTING      RECONCILED
                    LEGAL ENTITY                      FINANCIAL INSTITUTION       NUMBER          PERIOD         THROUGH
---------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638          Bank of America, N.A.       2985                70       30-Apr-2002
          "          "      "       "                 Bank of America, N.A.       8471               147       30-Apr-2002
          "          "      "       "                 Bank of America, N.A.       1662                 -       31-May-2002
          "          "      "       "                 Bank of America, N.A.       9399                 -       31-May-2002
          "          "      "       "                 Bank One, TX                3689                15       30-Apr-2002
          "          "      "       "                 Crosby State Bank           2226                17       30-Apr-2002
          "          "      "       "                 Pioneer National Bank       0282                12       30-Apr-2002
          "          "      "       "                 Texas Gulf Bank             9527                 6       30-Apr-2002
          "          "      "       "                 Petty and counter cash        NA               105
   Total                                                                                             372

NationsRent USA, Inc. - Case No. 01-11629             Bank of America, N.A.       1811                 -       31-May-2002
            "          "       "                      Bank of America, N.A.       1675                 -       30-Apr-2002
            "          "       "                      Bank of America, N.A.       1727               230       30-Apr-2002
            "          "       "                      Bank of America, N.A.       6826                 3       30-Apr-2002
            "          "       "                      Bank of America, N.A.       9071                93       30-Apr-2002
            "          "       "                      Bank of America, N.A.       9084               140       30-Apr-2002
            "          "       "                      Bank of America, N.A.       1701               132       31-May-2002
            "          "       "                      Bank of America, N.A.       1730               215       30-Apr-2002
            "          "       "                      Bank of America, N.A.       1743                 -       31-May-2002
            "          "       "                      Bank of Utah                5545                11       30-Apr-2002
            "          "       "                      Bank of Utah                0226                 -       31-Mar-2002
            "          "       "                      Bank One, LA                0427                28       30-Apr-2002
            "          "       "                      Bank One, OH                1964                72       30-Apr-2002
            "          "       "                      Fifth Third Bank            7547             5,493       31-May-2002
            "          "       "                      Huntington Bank             6483                55       30-Apr-2002
            "          "       "                      Provident Bank              1778                 5       30-Apr-2002
            "          "       "                      Regions Bank                5785                38       30-Apr-2002
            "          "       "                      Wells Fargo Bank            4811               120       30-Apr-2002
            "          "       "                      Bank One, KY                3778                 6       30-Apr-2002
            "          "       "                      Fifth Third Bank            5838            (4,954)      30-Apr-2002
            "          "       "                      Fleet Bank                  5478                61       30-Apr-2002
            "          "       "                      National City Bank, PA      4092                17       30-Apr-2002
            "          "       "                      Petty and counter cash        NA               177
   Total                                                                                           1,942

NationsRent West, Inc. - Case No. 01-11633            Bank of America, N.A.       1840                 -       31-May-2002
            "          "        "                     Bank of America, N.A.       1659               (37)      30-Apr-2002
            "          "        "                     Bank of America, N.A.       9097                 -       31-May-2002
            "          "        "                     Bank of America, N.A.       9107               131       30-Apr-2002
            "          "        "                     Petty and counter cash        NA                22
   Total                                                                                             116
---------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                                      Case No.               01-11628 (PJW) Jointly Administered

                                                                         Reporting periods:     December 17, 2001 - May 31, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS


                                                                                           BOOK BALANCE
                                                                                             AT END OF       DATE
                                                                               ACCOUNT       REPORTING    RECONCILED
                    LEGAL ENTITY                      FINANCIAL INSTITUTION     NUMBER        PERIOD       THROUGH
                    ------------                      ---------------------     ------        ------       -------
NationsRent, Inc.  - Case No. 01-11628                Bank of America, N.A.       1691               -   31-May-2002
            "            "                    "       Bank of America, N.A.       6925               -   31-May-2002
            "            "                    "       Citibank, N.A.              2494              99   31-May-2002
            "            "                    "       Citibank, N.A.              4167              10   31-May-2002
            "            "                    "       Citibank, N.A.              4918              26   31-May-2002
            "            "                    "       Citibank, N.A.              5115              (a)
            "            "                    "       Provident Bank              0760               -   31-May-2002
            "            "                    "       Wachovia Bank               0433               -   31-May-2002
            "            "                    "       Bank of America, N.A.       6978               -   31-May-2002
            "            "                    "       Bank of America, N.A.       2537           2,635   31-May-2002
            "            "                    "       Bank of America, N.A.       8866               -   31-May-2002
            "            "                    "       Fleet Bank                  9562          (7,585)  31-May-2002
            "            "                    "       Fleet Bank                  9570               -   31-May-2002
            "            "                    "       Fleet Bank                  0752           1,536   31-May-2002
            "            "                    "       Fleet Bank                  0760               -   31-May-2002
            "            "                    "       Fleet Bank                  7989          (1,579)  31-May-2002
            "            "                    "       Fleet Bank                  0069          16,927   31-May-2002
                                                      Fleet Bank                  7824               -   31-May-2002
                                                      Fleet Bank                  7808               -   31-May-2002
            "            "                    "       Petty cash                  NA                 1   31-May-2002
   Total                                                                                        12,070

Logan Equipment Corp.  - Case No. 01-11634            Bank of America, N.A.       1879               -   31-May-2002
    "             "              "                    Bank of America, N.A.       1548               9   31-May-2002
    "             "              "                    Fleet Bank                  7816               -   31-May-2002
    "             "              "                    Fleet Bank                  7997              21   31-May-2002
    "             "              "                    First MA Bank               4927              11   31-Mar-2002
   Total                                                                                            41

NationsRent of Indiana, LP - Case No. 01-11639        Bank One, IN                5365              28   30-Apr-2002
            "           "       "       "             Bank of America, N.A.       9409               -   30-Apr-2002
            "           "       "       "             Petty and counter cash        NA              15
   Total                                                                                            43

NationsRent Transportation Services, Inc. -
Case No. 01-11630                                     Bank of America, N.A.       1808               -   31-May-2002

NR Delaware, Inc. - Case No. 01-11631                 Bank of America, N.A.       1798               -   31-May-2002

NR Franchise Company - Case No. 01-11636              Bank of America, N.A.       9123               -   31-May-2002

NRGP, Inc. - Case No. 01-11632                        Bank of America, N.A.       1785               -   31-May-2002

Grand Total Cash                                                                                14,584

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                                     Case No.               01-11628 (PJW) Jointly Administered

                                                                        Reporting periods:     December 17, 2001 - May 31, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

   (a) This account is an investment account that contains the shares of NationsRent, Inc. common stock that were repurchased prior to January 2001 and have been recorded, at cost, as treasury stock in the Consolidated Balance Sheet set forth in MOR-3.

The following tables sets forth the bank accounts that were opened and closed during the reporting period:

                                 ACCOUNTS OPENED


                                                                                      ACCOUNT
                    LEGAL ENTITY                              BANK                     NUMBER     DATE OF CHANGE
                    ------------                              ----                     ------     --------------
Logan Equipment Corp. - Case No. 01-11634                    Fleet Bank                 7997        16-Jan-2002
NationsRent, Inc.  - Case No. 01-11628                       Fleet Bank                 7989        16-Jan-2002
NationsRent of Texas, LP - Case No. 01-11638                 Bank of America, N.A.      9399        14-Feb-2002
NationsRent of Indiana, LP - Case No. 01-11639               Bank of America, N.A.      9409        14-Feb-2002
NationsRent, Inc.  - Case No. 01-11628                       Fleet Bank                 0069        26-Apr-2002
NationsRent, Inc.  - Case No. 01-11628                       Fleet Bank                 7824        6-May-2002
NationsRent, Inc.  - Case No. 01-11628                       Fleet Bank                 7808        6-May-2002
Logan Equipment Corp. - Case No. 01-11634                    Fleet Bank                 7816        6-May-2002

                                 ACCOUNTS CLOSED

                                                                                      ACCOUNT
                    LEGAL ENTITY                            BANK                       NUMBER      DATE OF CHANGE
                    ------------                            ----                       ------      --------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       4212          17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       5486          17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       0099          17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       0109          17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       1551          17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.       9166          17-Dec-2001
NationsRent of Texas, LP - Case No. 01-11638                Bank of America, N.A.       9547          17-Dec-2001
NationsRent USA, Inc. - Case No. 01-11629                   Fleet Bank                  8442          17-Dec-2001
NationsRent West, Inc. - Case No. 01-11633                  Bank of America, N.A.       9505          17-Dec-2001
NationsRent USA, Inc. - Case No. 01-11629                   First MA Bank               9135          7-Mar-2002
NationsRent of Indiana, LP - Case No. 01-11639              National City Bank, IN      7959         21-May-2002
NationsRent, Inc.  - Case No. 01-11628                      Bank of America, N.A.       5473         22-May-2002
NationsRent, Inc.  - Case No. 01-11628                      Bank of America, N.A.       9518         22-May-2002


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report is true and correct to the best of my knowledge and belief.

/s/  Ezra Shashoua                                July 2, 2002
-----------------------------------               -----------------------------
Signature of Debtor                               Date

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.                   Case No.                     01-11628 (PJW) Jointly Administered
        -------------------------                                                -----------------------------------

                                                    Reporting periods:           December 17, 2001 - May 31, 2002
                                                                                 -----------------------------------

           MOR - 2 -- UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                              Dollars In Thousands

                                                                                                           Cumulative
                                                                                            Month        Filing to Date
                                                                                          ---------      --------------
Revenue:
 Equipment rental                                                                         $  37,172         $ 178,314
 Sales of equipment, merchandise, parts and supplies                                          2,776            13,745
                                                                                          ---------         ---------
   Total revenue                                                                             39,948           192,059
                                                                                          ---------         ---------
Cost of revenue:
 Cost of equipment rentals, excluding depreciation                                           19,278            96,848
 Rental equipment depreciation and lease expense                                             11,843            61,733
 Cost of equipment, merchandise, parts and supplies                                           2,116            10,618
                                                                                          ---------         ---------
   Total cost of revenue                                                                     33,237           169,199
                                                                                          ---------         ---------
Gross profit                                                                                  6,711            22,860
                                                                                          ---------         ---------
Operating expenses:
 Selling, general and administrative expenses                                                 8,276            40,618
 Non-rental equipment depreciation and amortization                                           1,119             7,237
                                                                                          ---------         ---------
Operating income                                                                             (2,684)          (24,995)
                                                                                          ---------         ---------
Other (income)/expense:
 Interest income (2)                                                                            (40)             (214)
 Interest expense                                                                             4,267            23,381
 Other, net (3)                                                                                 (25)             (113)
                                                                                          ---------         ---------
                                                                                              4,202            23,054
                                                                                          ---------         ---------
Income/(loss) before reorganization items and
 provision (benefit) for income taxes                                                        (6,886)          (48,049)
Reorganization items, gross (1)                                                               4,418             9,057
Income/(loss) before provision for income taxes                                             (11,304)          (57,106)
 Provision for income taxes (benefit)                                                            --                --
                                                                                          ---------         ---------
Net income (loss)                                                                         $ (11,304)        $ (57,106)
                                                                                          =========         =========

                                                                                                           Cumulative
                                                                                            Month        Filing to Date
                                                                                          ---------      --------------
REORGANIZATION ITEMS:
(1)  Reorganization Items included in selling, general and administrative expenses
     Professional Fees                                                                    $   2,636         $   6,658
     U.S. Trustee Quarterly Fees                                                                 --                82
     Other Reorganization Expenses                                                            1,782             2,317
                                                                                          ---------         ---------
     Total                                                                                $   4,418         $   9,057
(2)  Reorganization Item included in Interest Income:
     Interest Earned on Accumulated Cash from Chapter 11                                        (40)             (214)
(3)  Reorganization Item included in Other, net:
     Gain (loss) on Sale of Assets                                                               --                --
                                                                                          ---------         ---------
Total Reorganization Expense, net                                                         $   4,378         $   8,843
                                                                                          =========         =========

Note: The above statements of operations represent the consolidated results of the debtors (case numbers 01-11628 through 01-11639). Consolidating statements of operations, by debtor, for the current month and cumulative filing to date are attached in Exhibit A.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.                   Case No.                     01-11628 (PJW) Jointly Administered
        -------------------------                                                -----------------------------------

                                                    Reporting periods:           December 17, 2001 - May 31, 2002
                                                                                 -----------------------------------

                MOR - 3 -- UNAUDITED CONSOLIDATED BALANCE SHEET
                              Dollars In Thousands

                                                                       BOOK VALUE AT
                                                                       END OF CURRENT
                                                                      REPORTING PERIOD
                                                                      ----------------
ASSETS
Cash                                                                    $     14,584
Accounts receivable, net                                                      81,529
Inventories                                                                   21,486
Prepaid expenses and other assets                                             14,386
Deferred financing costs                                                      15,653
Rental equipment, net                                                        413,293
Property and equipment, net                                                   86,424
                                                                        ------------
   Total Assets                                                         $    647,355
                                                                        ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject To Compromise (Post-Petition):
 Accounts payable                                                       $     10,741
 Debt                                                                             --
 Accrued compensation                                                          3,977
 Accrued expenses and other liabilities                                       23,522
 Income taxes payable                                                             60
                                                                        ------------
   Total Post-Petition Liabilities                                            38,300
                                                                        ------------
Liabilities Subject To Compromise (Pre-Petition):
  Secured debt                                                               821,700
  Priority debt                                                                4,005
  Unsecured debt                                                             334,714
                                                                        ------------
   Total Pre-Petition Liabilities                                          1,160,419
                                                                        ------------
   Total Liabilities                                                       1,198,719
                                                                        ------------
Stockholders' Equity
 Preferred stock                                                                   2
 Common stock                                                                    584
 Additional paid-in-capital                                                  471,173
 Retained earnings (deficit)                                              (1,020,243)
 Treasury stock                                                               (2,880)
                                                                        ------------
   Total Stockholders' Equity                                               (551,364)
                                                                        ------------
   Total Liabilities and Stockholders' Equity                           $    647,355
                                                                        ============

Note: The above balance sheet represents the consolidated balances of the debtors (Case numbers 01-11628 through 01-11639)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.                   Case No.                     01-11628 (PJW) Jointly Administered
        -------------------------                                                -----------------------------------

                                                    Reporting periods:           December 17, 2001 - May 31, 2002
                                                                                 -----------------------------------

           MOR - 4 -- SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE
                              Dollars In Thousands

                                                                                   AMOUNT AT
                                                                                     END OF
                                                                                    CURRENT
                                                                                   REPORTING
                                                                                     PERIOD
--------------------------------------------------------------------------------------------
Vouchered accounts payable:
--------------------------------------------------------------------------------------------
  NationsRent, Inc. - Case No. 01-11628                                            $     930
--------------------------------------------------------------------------------------------
  NationsRent USA, Inc. - Case No. 01-11629                                              678
--------------------------------------------------------------------------------------------
  NationsRent Transportation Services, Inc. - Case No. 01-11630                           --
--------------------------------------------------------------------------------------------
  NR Delaware, Inc. - Case No. 01-11631                                                   --
--------------------------------------------------------------------------------------------
  NRGP, Inc. - Case No. 01-11632                                                          --
--------------------------------------------------------------------------------------------
  NationsRent West, Inc. - Case No. 01-11633                                              93
--------------------------------------------------------------------------------------------
  Logan Equipment Corp. - Case No. 01-11634                                               --
--------------------------------------------------------------------------------------------
  NR Dealer, Inc. - Case No. 01-11635                                                     --
--------------------------------------------------------------------------------------------
  NR Franchise Company - Case No. 01-11636                                                --
--------------------------------------------------------------------------------------------
  BDK Equipment Company, Inc. - Case No. 01-11637                                          2
--------------------------------------------------------------------------------------------
  NationsRent of Texas, LP - Case No. 01-11638                                           386
--------------------------------------------------------------------------------------------
  NationsRent of Indiana, LP - Case No. 01-11639                                          52
--------------------------------------------------------------------------------------------
   Vouchered accounts payable subtotal                                             $   2,141
--------------------------------------------------------------------------------------------
Accrued accounts payable                                                               1,930
--------------------------------------------------------------------------------------------
Accrued professional fees                                                              2,083
--------------------------------------------------------------------------------------------
Sales and use taxes payable                                                            2,336
--------------------------------------------------------------------------------------------
Customer deposits and refunds                                                          2,227
--------------------------------------------------------------------------------------------
Other                                                                                     24
--------------------------------------------------------------------------------------------
Total Accounts Payable                                                             $  10,741
--------------------------------------------------------------------------------------------

Note: The above schedule represents the consolidated accounts payable of the debtors (Case numbers 01-11628 through 01-11639).

Explain how and when the Debtor intends to pay any past-due postpetition debts:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.                   Case No.                     01-11628 (PJW) Jointly Administered
        -------------------------                                                -----------------------------------

                                                    Reporting periods:           December 17, 2001 - May 31, 2002
                                                                                 -----------------------------------

            MOR - 5 -- ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              Dollars In Thousands

ACCOUNTS RECEIVABLE RECONCILIATION                                                                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the beginning of the reporting period                  $  85,939
-----------------------------------------------------------------------------------------------------------
  Amounts billed during the period, net                                                             31,498
-----------------------------------------------------------------------------------------------------------
  Amounts collected during the period                                                              (31,921)
-----------------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the end of the reporting period                        $  85,516
-----------------------------------------------------------------------------------------------------------
  Unbilled trade receivables                                                                         7,586
-----------------------------------------------------------------------------------------------------------
  Warranty receivables                                                                                 594
-----------------------------------------------------------------------------------------------------------
  NSF checks                                                                                            41
-----------------------------------------------------------------------------------------------------------
  Unapplied cash and other                                                                            (193)
-----------------------------------------------------------------------------------------------------------
  Amount considered uncollectible (bad debt)                                                       (12,015)
-----------------------------------------------------------------------------------------------------------
Total Accounts Receivable, net at the end of the reporting period                                $  81,529
-----------------------------------------------------------------------------------------------------------

BILLED TRADE ACCOUNTS RECEIVABLE AGING                                                             AMOUNT
-----------------------------------------------------------------------------------------------------------
0-30 days old                                                                                    $  32,190
-----------------------------------------------------------------------------------------------------------
31-60 days old                                                                                      15,776
-----------------------------------------------------------------------------------------------------------
61-90 days old                                                                                       6,904
-----------------------------------------------------------------------------------------------------------
91+ days old                                                                                        30,646
-----------------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the end of the reporting period                        $  85,516
-----------------------------------------------------------------------------------------------------------

Note: The above schedule represents the consolidated accounts receivable of the debtors (Case numbers 01-11628 through 01-11639).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

 In re:         NationsRent, Inc., et al.        Case No.                  01-11628 (PJW) Jointly Administered
                --------------------------                                 -----------------------------------

                                                 Reporting periods:        December 17, 2001 - May 31, 2002
                                                                           --------------------------------

                        MOR - 5 -- DEBTORS QUESTIONNAIRE

                                                                                     NationsRent  NationsRent          NR
                                                                       NationsRent       USA,    Transportation     Delaware,
                                                                           Inc           Inc.     Services, Inc.       Inc.
                                                                         01-11628     01-11629       01-11630       01-11631
                                                                     --------------------------------------------------------------

1. Have any assets been sold or transferred outside the normal
   course of business this reporting period?  If yes, provide an           NO            NO            NO               NO
   explanation below.
2. Have any funds been disbursed from any account other than a
   debtor in possession account this reporting period?  If yes,            NO            NO            NO               NO
   provide an explanation below.
3. Have all postpetition tax returns been timely filed?  If no,            YES           YES           YES              YES
   provide an explanation below.
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect?  If no, provide an explanation           YES           YES           YES              YES
   below.

                                                                                       NationsRent       Logan             NR
                                                                                           West,       Equipment         Dealer,
                                                                         NRGP, Inc.         Inc.          Corp.           Inc.
                                                                          01-11632       01-11633       01-11634        01-11635
                                                                    ---------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal
   course of business this reporting period?  If yes, provide an            NO               NO               NO            NO
   explanation below.
2. Have any funds been disbursed from any account other than a
   debtor in possession account this reporting period?  If yes,             NO               NO               NO            NO
   provide an explanation below.
3. Have all postpetition tax returns been timely filed?  If no,
   provide an explanation below.                                            YES              YES              YES           YES
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect?  If no, provide an explanation            YES              YES              YES           YES
   below.

                                                                              NR            BDK       NationsRent     NationsRent
                                                                           Franchise     Equipment         of             of
                                                                           Company       Company, Inc.  Texas, LP     Indiana, LP
                                                                          01-11636       01-11637       01-11638        01-11639
                                                                    ---------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal
   course of business this reporting period?  If yes, provide an             NO              NO            NO              NO
   explanation below.
2. Have any funds been disbursed from any account other than a
   debtor in possession account this reporting period?  If yes,              NO              NO            NO              NO
   provide an explanation below.
3. Have all postpetition tax returns been timely filed?  If no,
   provide an explanation below.                                             YES             YES           YES             YES
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect?  If no, provide an explanation             YES             YES           YES             YES
   below.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

 In re:         NationsRent, Inc., et al.        Case No.                  01-11628 (PJW) Jointly Administered
                --------------------------                                 -----------------------------------

                                                 Reporting periods:        December 17, 2001 - May 31, 2002
                                                                           --------------------------------

                                     NOTES

(a) The following is a breakdown of the number of stores operating in each debtor as of the end of the reporting period:

                                                        Number of Stores
                                            -----------------------------------------
             Debtor               Case No. At 4/30/02  Opened    Closed   At 5/31/02
-------------------------------------------------------------------------------------
NationsRent USA, Inc.            01-11629      135       --         --        135
NationsRent of Texas, LP         01-11638       57       --         --         57
NationsRent West, Inc.           01-11633       23       --         --         23
NationsRent of Indiana, LP       01-11639       14       --         --         14
BDK Equipment Company, Inc.      01-11637        1       --         --          1
                                               ---      ---        ---        ---
                                               230       --         --        230
                                               ===      ===        ===        ===

         There are no stores operating in NationsRent, Inc. (01-11628), NRGP, Inc. (01-11632), Logan Equipment Corp. (01-11634), NR Delaware, Inc. (01-11631), NationsRent Transportation Services, Inc. (01-11630), NR Franchise Company (01-11636), and NR Dealer, Inc. (01-11635).

(b) The following sets forth each of the debtors, their operating purpose and current status:

                  Debtor                        Case No.                     Purpose                             Status
    -------------------------------------------------------------------------------------------------------------------------------

    NationsRent, Inc.                           01-11628    Holding company                                       Active
    NationsRent USA, Inc.                       01-11629    Provides construction equipment rental to third       Active
                                                            parties.
    NationsRent Transportation Services, Inc.   01-11630    Provides common carrier services to each of           Active
                                                            the debtors store operations.
    NR Delaware, Inc.                           01-11631    Holding company                                       Active
    NRGP, Inc.                                  01-11632    Holding company                                       Active
    NationsRent West, Inc.                      01-11633    Provides construction equipment rental to third       Active
                                                            parties.
    Logan Equipment Corp.                       01-11634    Provides union employees to each of the               Active
                                                            debtors union store locations and is a party to
                                                            union contracts.
    NR Dealer, Inc.                             01-11635    Formed to facilitate the sale of certain              Inactive
                                                            dealerships acquired by NationsRent West, Inc.

    NR Franchise Company                        01-11636    Formed to facilitate the sale of NationsRent
                                                            franchise                                             Inactive

    BDK Equipment Company, Inc.                 01-11637    Provides construction equipment rental to third       Active
                                                            parties.
    NationsRent of Texas, LP                    01-11638    Provides construction equipment rental to third       Active
                                                            parties.
    NationsRent of Indiana, LP                  01-11639    Provides construction equipment rental to third       Active
                                                            parties.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

 In re:         NationsRent, Inc., et al.        Case No.                  01-11628 (PJW) Jointly Administered
                --------------------------                                 -----------------------------------

                                                 Reporting periods:        December 17, 2001 - May 31, 2002
                                                                           --------------------------------

                                     NOTES

(c) Inventories, which consist of new equipment for resale, tools, parts and merchandise supply items that are owned by the debtors, are stated at the lower of cost or market. The last physical inventory occurred during the first week of January 2002.

(d) No provision has been made for income tax benefit during the reporting period. Future provisions for income taxes will be determined by the debtors' analysis of the impact of the Chapter 11 filings and other recent events on its deferred tax assets and liabilities.

(e) Interest expense has been recognized by the debtors only to the extent to which payment is expected.

(f) The financial statements are prepared assuming that the debtors will continue as a going concern which contemplates the realization of the carrying amounts of assets and the satisfaction of liabilities in the normal course of business. The historical balance of intangible assets related to acquired businesses, net was charged to expense in the pre-petition period.

(g) The current year financial statements and other financial information included in this report have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments.